[GRAPHIC OF FLAGS OMITTED]

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                       SEMI-ANNUAL REPORT - JUNE 30, 2000

                          [GRAPHIC OF 4 STARS OMITTED]

   MORNINGSTAR RATED(TM) GABELLI INTERNATIONAL GROWTH FUND 4 STARS OVERALL AND
        FOR THE THREE-YEAR PERIOD ENDED 06/30/00 AMONG 1148 INTERNATIONAL
       EQUITY FUNDS, AND FOR THE FIVE-YEAR PERIOD ENDED 06/30/00 AMONG 701
                           INTERNATIONAL EQUITY FUNDS.

                                                 [PHOTO OF CAESAR BRYAN OMITTED]
                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      The second quarter of 2000 was somewhat of a mirror image of the first quarter. If the first quarter belonged to NASDAQ, the second quarter saw the "revenge of the nerds", so to speak. Many sectors that had not participated in the bull market during the past year performed well during the past few months, while the high flyers came back to earth.

      Having risen 12% in the first quarter, the NASDAQ Composite Index declined 13% during the second quarter. This reversal shook most overseas markets. Nearly all stocks that performed well during the previous six months suffered badly this quarter.

      During the quarter, the Morgan Stanley Capital International EAFE Index declined 3.9%, bringing its return for the six months ending June 30, 2000 to (4.0)%. Japan, the largest market outside the U.S., performed particularly poorly. The broad-based Topix index fell 9.6% during the quarter. In Europe, performance was mixed. Within the Euro zone, Germany fell 9.1% while France gained 2.7%. Outside the Euro zone, Europe's largest market, the U.K., declined 7.6%, bringing its six-month return to (12.2)%. In contrast, the Swiss market, due to its heavy weighting in financial and health care stocks, managed to gain 6.8% during the second quarter.

      For the most part, movements in the dollar did not heavily influence returns in overseas markets. The yen weakened somewhat during the quarter, but the euro actually strengthened slightly against the dollar. The exception was the British pound, which weakened significantly against the dollar during the quarter. The pound had been a very strong currency over the past few months, particularly against the euro, and some weakness was expected and welcomed by U.K. exporters.

      With investors less willing to take risk, the markets of lesser-developed countries did not do well during the second quarter. The Morgan Stanley emerging markets index fell 10.8%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (CLASS AAA SHARES)(a)
--------------------------------------------------------------------------------
                                             Quarter
                           -----------------------------------------
                             1st         2nd        3rd        4th      Year
                             ---         ---        ---        ---      ----
2000: Net Asset Value      $24.34      $21.45       --         --        --
      Total Return           6.7%      (11.9)%      --         --        --
--------------------------------------------------------------------------------
1999: Net Asset Value      $15.94      $16.38     $17.40      $22.82   $22.82
      Total Return           2.0%        2.8%       6.2%       36.9%    52.4%
--------------------------------------------------------------------------------
1998: Net Asset Value      $17.03      $17.58     $14.74      $15.63   $15.63
      Total Return          18.3%        3.2%     (16.2)%      14.7%    17.4%
--------------------------------------------------------------------------------
1997: Net Asset Value      $13.51      $14.67     $15.31      $14.40   $14.40
      Total Return           0.7%        8.6%       4.4%       (5.9)%    7.3%
--------------------------------------------------------------------------------
1996: Net Asset Value      $11.71      $12.55     $12.53      $13.42   $13.42
      Total Return           6.6%        7.2%      (0.2)%       7.1%    22.2%
--------------------------------------------------------------------------------
1995: Net Asset Value         --          --      $10.57      $10.98   $10.98
      Total Return            --          --        5.7%(b)     3.9%     9.8%(b)
--------------------------------------------------------------------------------



-------------------------------------------------------------
         Average Annual Returns (Class AAA Shares)
         ----------------------------------------
                     June 30, 2000 (a)
                     -----------------
  1 Year .......................................    36.71%
  3 Year .......................................    18.18%
  Life of Fund (b) .............................    19.31%
-------------------------------------------------------------

                   Dividend History
-----------------------------------------------------
Payment (ex) Date  Rate Per Share  Reinvestment Price
-----------------  --------------  ------------------
December 27, 1999       $0.970           $22.06
December 28, 1998       $1.260           $15.49

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on June 30, 1995. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2000, The Gabelli International Growth Fund (the "Fund") Class AAA Shares' net asset value declined 11.87%. The Morgan Stanley Capital International EAFE Index of international markets and Lipper International Fund Average declined 3.90% and 5.26%, respectively, over the same period. The Morgan Stanley EAFE Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 36.71% over the trailing twelve-month period. The Morgan Stanley EAFE Index and Lipper International Fund Average rose 17.44% and 24.48%, respectively, over the same twelve-month period.

      Since inception on June 30, 1995 through June 30, 2000, the Fund had a cumulative return of 142.15%, which equates to an average annual return of 19.31%. The Morgan Stanley EAFE Index and Lipper International Fund Average averaged 11.63% and 13.16%, respectively, over the same period.

MULTI-CLASS SHARES

      Gabelli International Growth Fund, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the second quarter ended June 30, 2000, Gabelli International Growth Fund Class A Shares declined by 11.87% (excluding the effect of the 5.75% front-end sales charge). (Class B and Class C Shares have not been issued as of June 30, 2000.) The Class A Shares ended the second quarter with a net asset value of $21.45.

OUR APPROACH

      We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/00

                         Other Europe          29.9%
                         Japan                 20.3%
                         United Kingdom        21.8%
                         Switzerland           12.9%
                         France                10.2%
                         Australia              2.9%
                         United States          0.8%
                         South Africa           0.6%
                         Hong Kong              0.6%

COMMENTARY

      As the old cliche goes, a week is a long time in politics. The same can probably be said for investing. Three months ago, when we wrote our comments about the first quarter, markets were fearful that economic growth was too strong and interest rates would have to be raised significantly in order to prevent a dangerous rise in the rate of inflation.

      Both the Federal Reserve Board (the "Fed") and the European Central Bank did raise short-term interest rates, but with minimal disruption to the U.S. and European bond markets. Indeed, for the quarter, the U.S. ten-year government bond yield was unchanged and the German ten-year government bond yield rose by four basis points to 5.26%. Incidentally, Japanese bond yields were little changed.

      Just as investors' fears about economic growth being too strong deepened, the market received data suggesting that the economy is slowing. Now many believe that the Fed will not need to raise interest rates further. Obviously, we have no idea whether the Fed will raise rates, let alone when and by how much. Maybe the next move will be down. However, the action of the last few months provides further support for a few investment truths.

      First, market psychology can shift on a dime, yet as long-term investors, we cannot be over-influenced by short-term mood swings. Second, the consensus can sometimes be wrong. Third, markets will find a way to correct excesses, most often at an inconvenient moment.

      At the start of the quarter, we began to add to sectors that have solid growth prospects but which the market had largely ignored. These included financials, pharmaceuticals and some consumer stocks.

      These sectors play into a number of themes to which we remain committed. Part and parcel of the restructuring that Europe is currently undergoing is a requirement for individuals to plan for their own retirement, as opposed to relying on the State. The prime beneficiary of this trend should be large financial services companies, such as Skandia and Allianz.

      We added to our pharmaceutical holdings as their valuations became more attractive on an absolute and relative basis. This sector has excellent growth prospects and the companies generate large amounts of free cash flow. There is also the potential for further industry restructuring. The merger of Glaxo Wellcome and SmithKline Beecham is likely to close in the current quarter. Other companies, such as Roche, Novartis and AstraZeneca, are dismantling their life sciences concept in favor of becoming pure pharmaceutical plays. These moves should attract higher multiples.

      There are fundamental issues for many consumer companies, such as pricing power and volume growth. However, these concerns do not apply to all consumer stocks and, when they do, management is tackling the problem. Many luxury goods companies still offer growth at an attractive valuation. Portfolio holdings in this sector include Richemont, Christian Dior and Swatch. Other consumer stocks, such as Diageo and Altadis, are restructuring in order to become better, more focused competitors. Many of these companies possess strong brands with high market shares, solid margins and excellent free cash flow generating abilities.

INVESTMENT SCOREBOARD

      For the most part, the Fund's health care and consumer stocks performed best during the quarter. Sanofi-Synthelabo, Novartis and AstraZeneca appreciated 28%, 17% and 16%, respectively. Other winners included Furukawa Electric, which rose 28% on the back of the worldwide popularity for optical fiber companies, and DDI and KDD, two Japanese telecommunications companies that are due to merge, each of which rose by 25%. Many of our Japanese holdings were among the worst performers. These included Sony, Obic, Nikko Securities and Benesse. Additionally, two of our European cable holdings, NTL and UnitedGlobalCom, performed poorly.

      There was an extremely wide divergence in the performance between individual stocks, even within the same sectors, during the quarter. For example, Philips Electronics appreciated 14% while Sony fell 31%. The fact that Sony is a Japanese company does not sufficiently explain the situation, however, because Fujitsu, another Japanese electronics company, actually did better than Philips. Also (as mentioned above), DDI, the Japanese mobile communications operator, rose 25% during the quarter, while Vodafone declined 25% during the same period.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2000.

ASTRAZENECA PLC (AZN.L - $46.68 - LONDON STOCK EXCHANGE; AZN.SS - $46.49 - STOCKHOLM STOCK EXCHANGE; AZN - $46.50 - NYSE) is a leading global pharmaceutical company. The merger of London-based Zeneca and Swedish-based Astra created the current organization. The Company is best known for its highly successful ulcer medicine commonly known as Losec. We believe AstraZeneca will be successful in defending its franchise in the gastrointestinal segment. The company also has strong positions in the cardiovascular, oncological and respiratory treatment areas.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $2,694.09 - ZURICH STOCK EXCHANGE) is one of the world's leading luxury goods companies, with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant stake in B.A.T. (BATS - $6.68 - London Stock Exchange), the world's second largest tobacco company. Adjusted for its investment in B.A.T., the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers.

FUJITSU LTD. (6702.T - $34.59 - TOKYO STOCK EXCHANGE) is one of Japan's leading computer hardware and software companies, with sales of approximately $50 billion. The company also manufactures communications equipment and various electronic devices. We expect further growth in Fujitsu's software and services activities and the recovery in its manufacturing operations to continue.

NOVARTIS AG (NOVN.S - $1,583.96 - ZURICH STOCK EXCHANGE) is a Swiss-based pharmaceutical and life sciences company. Novartis is the world's largest pharmaceutical company in terms of sales and is also the largest global agrochemical company. Novartis' pharmaceutical business represents roughly two thirds of sales, with agribusiness comprising one quarter and the balance belonging to the nutrition business. Novartis' principal products include Sandimmune/Neoral, the organ transplant rejection drug, and Lescol, the lipid-lowering agent.

PHILIPS ELECTRONICS NV (PHIL.LU - $47.16 - LUXEMBOURG STOCK EXCHANGE) is a Netherlands-based company operating in consumer electronics, professional products and systems, lighting, semiconductors, components, and IT services. Philips also has significant interests in Taiwan Semiconductor, a major semiconductor manufacturing company, and ASM Lithography, a semiconductor capital equipment producer. Management has reorganized the company over the past two years, resulting in improved growth prospects. We believe the market has not yet fully recognized these changes and the stock remains attractively valued on both an earnings growth basis and on a sum-of-the-parts basis.

VIVENDI (EX.PA - $88.27 - PARIS STOCK EXCHANGE) recently announced plans to merge with Canal Plus, of France, and Seagram, of Canada. Vivendi has announced plans to spin-off Vivendi Environment. At the completion of the merger, Vivendi will have completed its transition from France's largest environmental services company to a global communications company engaged in film, music and communications. The group also owns 44% of Cegetel, France's second largest telecommunications operator.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

CONCLUSION

      We believe the outlook for both Europe and Japan remains good. Growth is picking up in both regions and we expect the restructuring process to continue. This should involve governments playing lesser roles in the economy, and corporations becoming more focused as well as building scale in their core competencies. The likely result should be an improvement in profitability, especially in Japan, and a continuance of the torrid pace of merger and acquisition activity in Europe.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GIGRX. Please call us during the business day for further information.

                                         Sincerely,

                                         /S/ SIGNATURE

                                         CAESAR BRYAN
                                         President and Portfolio Manager

July 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                  JUNE 30, 2000
                                  -------------
         Compagnie Financiere Richemont AG      Vodafone AirTouch plc
         Vivendi                                Fujitsu Ltd.
         AstraZeneca plc                        Granada Group
         Novartis AG                            Allianz AG
         Philips Electronics NV                 Swiss Re
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------
                                                               MARKET
  SHARES                                          COST         VALUE
  ------                                          ----         ------

              COMMON STOCKS -- 98.2%
              AEROSPACE -- 1.2%
    140,000   BAE SYSTEMS plc ..............   $   885,709   $   872,756
                                               -----------   -----------
              BROADCASTING -- 6.5%
      9,000   Audiofina ....................       547,470     1,160,021
    165,000   Granada Group plc ............     1,439,808     1,647,766
     11,000   Nippon Broadcasting
               System Inc. .................       657,475       677,035
     25,575   NRJ Groupe+ ..................       241,087     1,245,304
                                               -----------   -----------
                                                 2,885,840     4,730,126
                                               -----------   -----------
              BUILDING AND CONSTRUCTION -- 1.9%
     75,000   CRH plc ......................     1,136,317     1,353,358
                                               -----------   -----------
              BUSINESS SERVICES -- 5.0%
      7,833   Reuters Holdings plc, ADR ....       643,245       782,810
     12,000   Secom Co. Ltd. ...............       832,977       876,573
     22,000   Vivendi ......................     1,796,133     1,941,865
                                               -----------   -----------
                                                 3,272,355     3,601,248
                                               -----------   -----------
              CABLE -- 2.0%
     14,968   NTL Inc.+ ....................     1,045,064       896,209
     12,000   UnitedGlobalCom Inc., Cl. A+ .       847,544       561,000
                                               -----------   -----------
                                                 1,892,608     1,457,209
                                               -----------   -----------
              COMMUNICATIONS EQUIPMENT -- 2.6%
     40,000   Furukawa Electric Co. Ltd. ...       658,542       835,101
     18,000   Nokia Corp., Cl. A, ADR ......       939,581       898,875
     20,000   Tecnomen Oyj+ ................       159,565       171,855
                                               -----------   -----------
                                                 1,757,688     1,905,831
                                               -----------   -----------
              COMPUTER SOFTWARE AND SERVICES -- 1.9%
          1   Net One Systems Co. Ltd. .....        14,275        11,499
      2,700   Obic Co. Ltd. ................       646,696     1,221,547
     10,000   Scandinavia Online AB+ .......       132,914       149,677
                                               -----------   -----------
                                                   793,885     1,382,723
                                               -----------   -----------
              CONSUMER PRODUCTS -- 9.1%
     62,000   Altadis SA ...................       909,853       952,439
      5,000   Christian Dior SA ............       968,486     1,133,765
        810   Compagnie Financiere
               Richemont AG, Cl. A .........     1,459,178     2,182,211
        150   Givaudan+ ....................        47,967        45,652
      7,000   Nintendo Co. Ltd. ............       824,545     1,221,924
        850   Swatch Group AG ..............       660,834     1,080,639
                                               -----------   -----------
                                                 4,870,863     6,616,630
                                               -----------   -----------
              EDUCATIONAL SERVICES -- 0.6%
      6,400   Benesse Corp. ................       638,633       443,376
                                               -----------   -----------



                                                               MARKET
  SHARES                                          COST         VALUE
  ------                                          ----         ------

              ELECTRONICS -- 7.5%
     51,000   Fujitsu Ltd. .................   $ 1,634,416   $ 1,764,174
     40,000   Philips Electronics NV .......     1,803,159     1,886,585
      2,900   Rohm Co. Ltd. ................       927,555       847,354
     10,000   Sony Corp. ...................       922,037       933,126
                                               -----------   -----------
                                                 5,287,167     5,431,239
                                               -----------   -----------
              ENERGY AND UTILITIES -- 3.1%
    115,000   BP Amoco plc .................       974,249     1,103,201
      7,444   TotalFina Elf ................     1,071,483     1,141,409
                                               -----------   -----------
                                                 2,045,732     2,244,610
                                               -----------   -----------
              ENTERTAINMENT -- 1.3%
         50   Avex Inc. ....................         6,151         5,184
    125,000   Publishing & Broadcasting Ltd.       848,529       960,618
                                               -----------   -----------
                                                   854,680       965,802
                                               -----------   -----------
              EQUIPMENT AND SUPPLIES -- 2.2%
     31,000   THK Co. Ltd. .................       998,500     1,566,144
                                               -----------   -----------
              FINANCIAL SERVICES -- 10.9%
     20,000   Aegon NV .....................       716,850       711,670
      5,500   Credit Suisse Group ..........     1,074,998     1,094,033
     14,000   Invik & Co. AB, Cl. B ........     1,036,830     1,450,958
    110,000   Irish Life & Permanent
               plc, London .................       863,607       927,908
      3,000   Jafco Co. Ltd. ...............       734,349       489,184
     95,000   Nikko Securities Co. Ltd. ....     1,217,427       940,195
     48,000   Prudential Corp. plc .........       731,486       703,047
        800   Swiss Re .....................     1,504,251     1,630,551
                                               -----------   -----------
                                                 7,879,798     7,947,546
                                               -----------   -----------
              FINANCIAL SERVICES: BANKS -- 3.3%
    105,005   Bank of Ireland ..............       735,432       659,168
     85,000   Bank of Scotland .............       873,289       808,336
     16,000   Societe Generale, Cl. A ......       968,475       962,388
                                               -----------   -----------
                                                 2,577,196     2,429,892
                                               -----------   -----------
              FINANCIAL SERVICES: INSURANCE -- 5.2%
      4,500   Allianz AG ...................     1,615,795     1,632,622
     86,000   RAS SpA ......................       842,800       954,100
     46,000   Skandia Forsakrings AB .......       174,411     1,215,331
                                               -----------   -----------
                                                 2,633,006     3,802,053
                                               -----------   -----------
              FOOD AND BEVERAGE -- 3.7%
    125,000   Diageo plc ...................     1,067,170     1,121,585
    530,000   Parmalat Finanziaria SpA .....       612,049       738,785
     20,000   Unilever NV, New York ........     1,012,863       860,000
                                               -----------   -----------
                                                 2,692,082     2,720,370
                                               -----------   -----------


                 See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
------------------------------------------------------------------------
                                                               MARKET
  SHARES                                          COST         VALUE
  ------                                          ----         ------

              COMMON STOCKS (CONTINUED)
              HEALTH CARE -- 12.3%
     12,000   AstraZeneca plc, ADR .........   $   503,682   $   558,000
     15,500   AstraZeneca plc, London ......       612,555       723,526
     14,126   AstraZeneca plc, Stockholm ...       544,796       656,725
     36,000   Glaxo Wellcome plc ...........       834,134     1,049,668
      1,200   Novartis AG ..................     1,638,290     1,900,757
        150   Roche Holding AG .............     1,550,929     1,460,140
     21,000   Sanofi-Synthelabo SA .........       914,635     1,000,482
     75,000   SmithKline Beecham plc .......     1,056,669       981,623
      9,000   Takeda Chemical
               Industries Ltd. .............       518,379       590,414
                                               -----------   -----------
                                                 8,174,069     8,921,335
                                               -----------   -----------
              METALS AND MINING -- 0.9%
      1,500   Anglogold Ltd. ...............        72,282        61,238
      5,000   Anglogold Ltd., ADR ..........       113,375       102,813
     31,081   Antofagasta Holdings plc .....       179,741       166,246
     37,500   Harmony Gold
               Mining Co. Ltd. .............       181,434       207,259
     17,500   Harmony Gold
               Mining Co. Ltd., ADR ........       103,646        97,344
                                               -----------   -----------
                                                   650,478       634,900
                                               -----------   -----------
              PUBLISHING -- 5.3%
    111,573   Independent News &
               Media plc, Dublin ...........       327,982       410,118
    111,573   Independent News &
               Media plc, Dublin,
               New Shares ..................       327,982       410,118
     10,000   Independent News &
               Media plc, London ...........        42,126        35,331
     10,000   Independent News &
               Media plc, London,
               New Shares ..................        42,126        35,331
     82,037   News Corp. Ltd. ..............       628,556     1,128,431
     35,000   Pearson plc ..................       577,186     1,112,128
     39,000   Schibsted ASA ................       740,052       722,854
                                               -----------   -----------
                                                 2,686,010     3,854,311
                                               -----------   -----------
              REAL ESTATE -- 0.6%
     40,000   Cheung Kong (Holdings) Ltd. ..       447,743       442,563
                                               -----------   -----------
              TELECOMMUNICATIONS -- 8.4%
     49,000   Cable & Wireless plc .........       787,049       829,648
         30   DDI Corp. ....................       342,766       288,421
     30,000   HPY Holding - HTF
               Holding Oyj Abp, Cl. A ......     1,434,633     1,374,839


                                                               MARKET
  SHARES                                          COST         VALUE
  ------                                          ----         ------

         30   Japan Telecom Co. Ltd. .......   $   897,301   $ 1,300,721
      7,000   KDD Corp. ....................       799,282       705,971
     12,000   KPN NV .......................       325,174       536,760
    300,000   Olivetti SpA+ ................     1,246,216     1,085,550
                                               -----------   -----------
                                                 5,832,421     6,121,910
                                               -----------   -----------
              TRANSPORTATION -- 0.2%
     15,637   MIF Ltd.+ ....................       188,903       143,091
                                               -----------   -----------
              WIRELESS COMMUNICATIONS -- 2.5%
    226,376   Vodafone AirTouch plc ........       641,867       914,554
     21,675   Vodafone AirTouch plc, ADR ...       462,047       898,158
                                               -----------   -----------
                                                 1,103,914    1,812,712
                                               -----------   -----------
              TOTAL COMMON STOCKS ..........     62,185,597   71,401,735
                                               -----------   -----------

              PREFERRED STOCKS -- 1.7%
              BROADCASTING -- 1.7%
     10,000   ProSieben Media AG, Pfd. .....       723,259     1,250,722
                                               -----------   -----------
              TOTAL
               INVESTMENTS -- 99.9% .........  $62,908,856    72,652,457
                                               ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 0.1% ..................       60,107
                                                             -----------
              NET ASSETS -- 100.0%
               (3,389,488 shares outstanding) ............   $72,712,564
                                                             ===========
    ------------------------
              For Federal tax purposes:
              Aggregate cost .............................   $62,908,856
                                                             ===========
              Gross unrealized appreciation ..............   $12,027,492
              Gross unrealized depreciation ..............    (2,283,891)
                                                             -----------
              Net unrealized appreciation ................   $ 9,743,601
                                                             ===========
    ------------------------
    +     Non-income producing security.
    ADR - American Depositary Receipt.

                                       % OF
                                      MARKET        MARKET
    GEOGRAPHIC DIVERSIFICATION         VALUE         VALUE
    --------------------------        ------      -----------
    Europe ........................    74.8%    $54,337,920
    Japan .........................    20.3%     14,717,941
    Asia/Pacific Rim ..............     3.5%      2,566,943
    North America .................     0.8%        561,000
    South Africa ..................     0.6%        468,653
                                      -----     -----------
                                      100.0%    $72,652,457
                                      =====     ===========

                 See accompanying notes to financial statements.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $62,908,856) ............      $72,652,457
  Cash and foreign currency, at value
    (Cost $1,452,927) .................................        1,462,047
  Receivable for Fund shares sold .....................           36,026
  Dividends, interest and reclaims receivable .........           78,574
                                                             -----------
  TOTAL ASSETS ........................................       74,229,104
                                                             -----------
LIABILITIES:
  Payable for investments purchased ...................        1,395,268
  Payable for investment advisory fees ................           59,545
  Payable for distribution fees .......................           14,886
  Payable to custodian ................................            8,400
  Other accrued expenses ..............................           38,441
                                                             -----------
  TOTAL LIABILITIES ...................................        1,516,540
                                                             ===========
  NET ASSETS applicable to 3,389,488
    shares outstanding ($0.001 per share) .............      $72,712,564
                                                             ===========
NET ASSETS CONSIST OF:
  Capital stock, at par value .........................      $     3,389
  Additional paid-in capital ..........................       58,857,231
  Accumulated net investment loss .....................         (112,162)
  Accumulated net realized gain on investments
    and foreign currency transactions .................        4,215,966
  Net unrealized appreciation on investments
    and foreign currency transactions .................        9,748,140
                                                             -----------
  TOTAL NET ASSETS ....................................      $72,712,564
                                                             ===========
SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Net Asset Value, offering and redemption price
     per share (3,389,300 shares outstanding) .........           $21.45
                                                                  ======
   CLASS A:
   Net Asset Value and redemption price
     per share (188 shares outstanding) ...............          $21.45
                                                                  ======
   Maximum sales charge ...............................            5.75%
                                                                  ======
   Maximum offering price per share
     (NAV [DIVIDE] 0.9425, based on maximum
     sales charge of 5.75% of the offering
     price at June 30, 2000) ..........................           $22.76
                                                                  ======


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $40,538) .........      $   347,805
  Interest ............................................           73,099
                                                             -----------
  TOTAL INVESTMENT INCOME .............................          420,904
                                                             -----------
EXPENSES:
  Investment advisory fees ............................          311,392
  Distribution fees ...................................           77,848
  Custodian fees ......................................           37,174
  Registration fees ...................................           33,555
  Shareholder services fees ...........................           25,346
  Legal and audit fees ................................           15,132
  Shareholder communications expenses .................           13,701
  Organizational expense ..............................            9,604
  Directors' fees .....................................            3,249
  Interest expense ....................................            3,397
  Miscellaneous expenses ..............................            2,668
                                                             -----------
  TOTAL EXPENSES ......................................          533,066
                                                             -----------
  NET INVESTMENT LOSS .................................         (112,162)
                                                             -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain on investments
    and foreign currency transactions .................        4,238,283
  Net change in unrealized appreciation
    on investments and foreign currency
    transactions ......................................       (8,054,375)
                                                             -----------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS ......................................       (3,816,092)
                                                             -----------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...................................      $(3,928,254)
                                                             ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               SIX MONTHS ENDED
                                                                                 JUNE 30, 2000          YEAR ENDED
                                                                                  (UNAUDITED)        DECEMBER 31, 1999
                                                                               ----------------      -----------------
OPERATIONS:
  Net investment loss ......................................................      $  (112,162)         $  (196,435)
  Net realized gain on investments and foreign currency transactions .......        4,238,283            2,185,222
  Net change in unrealized appreciation on investments
    and foreign currency transactions ......................................       (8,054,375)          14,084,470
                                                                                  -----------          -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........       (3,928,254)          16,073,257
                                                                                  -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  In excess of net investment income .......................................               --             (205,615)
  Net realized gain on investments .........................................               --           (1,788,353)
                                                                                  -----------          -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................               --           (1,993,968)
                                                                                  -----------          -----------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ................................................................       27,752,482            8,013,353
  Class A ..................................................................            4,886                   --
                                                                                  -----------          -----------
  Net increase in net assets from capital share transactions ...............       27,757,368            8,013,353
                                                                                  -----------          -----------
  NET INCREASE IN NET ASSETS ...............................................       23,829,114           22,092,642
NET ASSETS:
  Beginning of period ......................................................       48,883,450           26,790,808
                                                                                  -----------          -----------
  End of period ............................................................      $72,712,564          $48,883,450
                                                                                  ===========          ===========

                 See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli International Growth Fund, Inc. (the "Fund") was organized on May 25, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on June 30,1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $77,845 and $3 for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000, other than short term securities, aggregated $53,640,658 and $25,262,733, respectively.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 2000.

The average daily amount of borrowings outstanding within the six months ended June 30, 2000, was $5,495, with a related weighted average interest rate of 6.25%. The maximum amount borrowed at any time during the six months ended June 30, 2000 was $500,000.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                                    SIX MONTHS ENDED               YEAR ENDED
                                                                      JUNE 30, 2000             DECEMBER 31, 1999
                                                                 -----------------------    ------------------------
                                                                  SHARES       AMOUNT         SHARES      AMOUNT
                                                                 ---------  ------------    ----------   -----------
                                                                        CLASS AAA                  CLASS AAA
                                                                 -----------------------    ------------------------
Shares sold ...............................................      3,582,818  $ 79,754,644     2,150,702   $37,651,819
Shares issued upon reinvestment of dividends ..............             --                      87,158     1,922,544
Shares redeemed ...........................................     (2,335,699)  (52,002,162)   (1,809,612)  (31,561,010)
                                                                 ---------  ------------    ----------   -----------
   Net increase ...........................................      1,247,119  $ 27,752,482       428,248   $ 8,013,353
                                                                 =========  ============    ==========   ===========


                                                                        CLASS A (A)
                                                                 -----------------------
Shares sold ...............................................            188  $     4,886
                                                                 =========  ============

(a) From commencement of offering of Class A Shares on March 9, 2000.


9. NEW SHARE CLASSES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares). The New Share Classes were first offered on March 9, 2000. No Class B or Class C shares have been sold as of June 30, 2000.

THE GABELLI INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of capital stock outstanding throughout each period:

                                   INCOME
                           FROM INVESTMENT OPERATIONS                       DISTRIBUTIONS
             -------------------------------------------------  --------------------------------------
                                          Net
             Net Asset               Realized and     Total                     Net
  Period       Value,       Net       Unrealized       from         Net      Realized
   Ended     Beginning  Investment  Gain (Loss) on  Investment  Investment    Gain on        Total
December 31  of Period     Loss       Investments   Operations    Income    Investments  Distributions
-----------  ---------  ----------  --------------  ----------  ----------  -----------  -------------
CLASS AAA
   2000(a)    $22.82     $(0.04)        $(1.33)      $(1.37)          --          --           --
   1999        15.63      (0.09)          8.25         8.16       $(0.10)     $(0.87)      $(0.97)
   1998        14.40      (0.02)          2.51         2.49        (0.03)      (1.23)       (1.26)
   1997        13.42      (0.13)          1.11         0.98           --          --           --
   1996        10.98      (0.15)(d)       2.59         2.44           --          --           --
   1995(b)     10.00      (0.03)(d)       1.01         0.98           --          --           --
CLASS A
   2000(a)(c)  25.94      (0.04)         (4.45)       (4.49)          --          --           --


                          RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
               ---------------------------------------------------------------------
                                                    Net
               Net Asset            Net Assets   Investment    Operating
  Period         Value,               End of      Loss to     Expenses to  Portfolio
   Ended         End of     Total     Period    Average Net   Average Net   Turnover
December 31      Period    Return+  (in 000's)   Assets(f)   Assets (f)(g)    Rate
-----------    ---------   -------  ----------  -----------  ------------  ---------
CLASS AAA
   2000(a)      $21.45      (6.0)%   $72,709     (0.36)%(e)      1.71%(e)      43%
   1999          22.82      52.4      48,883     (0.62)          1.90          74
   1998          15.63      17.4      26,791     (0.14)          1.98          52
   1997          14.40       7.3      18,133     (0.82)          2.46          63
   1996          13.42      22.2      12,815     (1.21)          2.72          55
   1995(b)       10.98       9.8       2,096     (1.19)(e)       2.75(e)       30
CLASS A
   2000(a)(c)    21.45     (17.3)          4     (0.36)(e)       1.71(e)       43

--------------------------------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period ended June 30, 2000; unaudited.
(b) From commencement of investment operations on June 30, 1995.
(c) From commencement of offering of Class A Shares on March 9, 2000.
(d) Based on average month-end shares outstanding.
(e) Annualized.
(f) The Fund incurred interest expense for the years ended December 31, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.88%, 1.96% and 2.44%, respectively. During the periods ended December 31, 1996 and 1995, the Adviser voluntarily reimbursed certain expenses. Before reimbursement, the ratios of operating expenses and net investment loss to average net assets would have been 3.62% and (2.12)% for 1996 and 8.10% and (6.54)% for 1995 (annualized), respectively.
(g) The Fund incurred interest expense for the six months ended June 30, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.70% for Class AAA and Class A.


                 See accompanying notes to financial statements.

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                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ___
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                              PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES [SERVICE MARK] FUND _____
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                                          MARC J. GABELLI,  LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA





GABELLI U.S. TREASURY MONEY MARKET FUND ___
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation.
  (NO-LOAD)                                 TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
  (NO-LOAD)                                      PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND _________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (NO-LOAD)                       PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
   TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS
   GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
       READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
          1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                         [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
            Mario J. Gabelli, CFA           Werner J. Roeder, MD
            CHAIRMAN AND CHIEF              MEDICAL DIRECTOR
            INVESTMENT OFFICER              LAWRENCE HOSPITAL
            GABELLI ASSET MANAGEMENT INC.

            Anthony J. Colavita             Anthonie C. van Ekris
            ATTORNEY-AT-LAW                 MANAGING DIRECTOR
            ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

            Karl Otto Pohl
            FORMER PRESIDENT
            DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGERS
            Caesar Bryan                    Bruce N. Alpert
            PRESIDENT AND                   VICE PRESIDENT
            PORTFOLIO MANAGER               AND TREASURER

            James E. McKee
            SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                             Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB009Q200SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]

GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000